                                                                    Exhibit 10.4
                                                                  EXECUTION COPY

                         RESTRUCTURING SUPPORT AGREEMENT

     This Restructuring Support Agreement (together with exhibits, annexes and attachments hereto, this "Agreement") is made and entered into as of August 1, 2003 by and among (i) DDi Corp. ("DDi"), DDi Intermediate Holdings Corp. ("DDi Intermediate"), DDi Capital Corp. ("DDi Capital"), Dynamic Details, Incorporated ("Details"), Dynamic Details, Incorporated, Silicon Valley ("DDISV") and their respective subsidiaries and affiliates (collectively, the "Company Group"), (ii) the Administrative Agent (as defined below) and (iii) the Consenting Lenders (as defined below) signatory hereto. DDi, DDi Intermediate, DDi Capital, Details, DDISV, and each of their respective subsidiaries and affiliates, each Consenting Lender and any subsequent person that becomes a party hereto are referred herein as the "Parties" and individually, as a "Party."

                             PRELIMINARY STATEMENTS

     A. The Lenders (as defined below) hold senior debt of $72,892,916.17 in face amount of undrawn letters of credit and outstanding, unpaid principal amount (the "Lender Indebtedness") under the Amended and Restated Credit Agreement, dated as of July 23, 1998 and as amended and restated as of August 28, 1998, and as amended by the First Amendment, dated as of March 10, 1999, the Second Amendment, dated as of March 22, 2000, the Third Amendment, dated as of October 10, 2000, the Fourth Amendment, dated as of February 13, 2001, the Fifth Amendment, dated as of December 31, 2001, the Sixth Amendment, dated as of June 28, 2002 and the Seventh Amendment, dated as of June 27, 2003 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Details, DDISV, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as the arranger of the Commitments, and as collateral, co-syndication and administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Bankers' Trust Company as documentation and co-syndication agent (the "Co-Syndication Agent"), and all collateral and ancillary documentation executed in connection therewith, including, without limitation, the hedge agreement (the "Hedge Agreement") entered into by Details with JPMorgan Chase Bank (collectively, the "Pre-Restructuring Loan Documents"). As of the date hereof, the Consenting Lenders hold, in aggregate, 100% of the principal amount of the Lender Indebtedness.

     B. The Company Group, the Consenting Lenders, the Consenting 5 1/4% Subordinated Noteholders (as defined in the PSA defined below) and the Consenting 6 1/4% Subordinated Noteholders (as defined in the PSA defined below) have engaged in good faith negotiations with the objective of reaching an agreement with regard to certain aspects of the restructuring and reorganization of the Company Group.

     C. The Company Group, the Consenting Lenders, the Consenting 5 1/4% Subordinated Noteholders and the Consenting 6 1/4% Subordinated Noteholders now desire to implement a restructuring and reorganization of the Company Group such that the Consenting Lenders, the Consenting 5 1/4% Subordinated Noteholders and the Consenting 6 1/4% Subordinated Noteholders and the other holders of claims against and/or equity interests in the Company Group shall receive the consideration to be paid, distributed exchanged or provided by the Company Group pursuant to such restructuring and reorganization (the "Restructuring Terms") as set forth on the term sheet (the "Term Sheet") attached hereto as Exhibit A.

     D. The Consenting 5 1/4% Subordinated Noteholders and the Consenting 6 1/4% Noteholders have until August 8, 2003 to execute the Plan Support Agreement (the "PSA"), the form of which is annexed hereto as Exhibit B, which shall provide for, inter alia, their consent to the Restructuring Terms subject to certain terms and conditions outlined in the PSA.

     E. In order to expedite the contemplated restructuring and reorganization of the Company Group, each Party, subject to the terms of this Agreement, desires to pursue and support a restructuring transaction (i) by way of a plan of reorganization under Chapter 11 of Title 11, United States Code (the "Bankruptcy Code") relating to DDi and DDi Capital and (ii) by way of an out-of-court restructuring transaction relating to Details, DDISV and their respective subsidiaries and affiliates that achieves and implements the Restructuring Terms (any such restructuring transaction that achieves and implements the Restructuring Terms, the "Restructuring Transaction") and during the pendency of this Agreement desires not to support any restructuring or reorganization of any of the members of the Company Group (or any plan or proposal in respect of the same) that does not achieve or implement the Restructuring Terms.

     F. In order to implement the Restructuring Transaction, the Company Group has agreed, subject to the terms and conditions of this Agreement, (i) to prepare and file (a) a disclosure statement that is consistent in all material respects with the Restructuring Terms and is in the form attached to the Term Sheet (the "Conforming Disclosure Statement"), and (b) a plan of reorganization for DDi and DDi Capital that is consistent in all material respects with the Restructuring Terms and is in the form attached to the Term Sheet (the "Conforming Plan") in cases filed under Chapter 11 of the Bankruptcy Code (the "Chapter 11 Cases") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), and to negotiate and prepare the definitive Restructuring Transaction documents that are consistent in all respects with the Restructuring Terms and are in form and substance satisfactory to the Consenting Lenders (the "Conforming Restructuring Loan Documents"), and
(ii) to use reasonable commercial efforts to have the Conforming Disclosure Statement approved and the Conforming Plan confirmed by the Bankruptcy Court, in each case, as expeditiously as practicable under the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure.

     G. The Company Group and the Consenting Lenders acknowledge and agree that the best way to effectuate the Conforming Plan and the Conforming Restructuring Loan Documents is to do so in a way that would:

          1. maximize the value of the Company Group for the benefit of all interested persons;

          2. minimize the disruption to the Company Group resulting from the commencement of the Chapter 11 Cases as quickly as possible;

          3. minimize the loss of business continuity and opportunity of Details and DDISV;

          4. provide all parties to the Restructuring Transaction with Global Releases (as defined in the Term Sheet) and a Plan Injunction (as defined in the Term Sheet); and

          5. provide assurances and stability to certain key employees of the Company Group.

     H. In expressing such support and commitment, the Parties do not desire and do not intend in any way to derogate from or diminish the solicitation requirements of applicable securities and bankruptcy law, the fiduciary duties of DDi and DDi Capital as debtors in possession in the Chapter 11 Cases or the role of any state or federal agencies with regulatory authority concerning any member of the Company Group.

                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

     1. Defined Terms. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Term Sheet; provided, however, that the term "Restructuring Period" shall mean the period from and including August 1, 2003 to the date of the occurrence of a Termination Event.

     2. Term Sheet Conditions. Without limiting the conditions set forth herein, each Party's agreement to this Agreement and support for the Conforming Plan, the Conforming Restructuring Loan Documents and the Term Sheet is expressly conditioned on satisfaction of each of the terms and conditions set forth in the Term Sheet and this Agreement. To the extent that any such conditions involve a time period or an outside date for satisfaction, the Parties acknowledge and agree that time is of the essence with respect to each such condition.

     3. Agreements.

          (a) Agreements of the Consenting Lenders.

               (i) Ownership. Each Consenting Lender represents and warrants, on a several but not joint basis, that, as of the date hereof, (i) such Consenting Lender either (A) is the sole legal and beneficial owner of, or holder of investment authority over, the debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such debt (the "Consenting Lender Claims"), in each case free and clear of all claims, liens and encumbrances, or
(B) has or will have investment or voting discretion with respect to the debt and Consenting Lender Claims and has or will have the power and authority to bind the beneficial owner(s) of such debt and Consenting Lender Claims to the terms of this Agreement, and (ii) such Consenting Lender has or will have full power and authority to vote on and consent to such matters concerning such debt and Consenting Lender Claims and to exchange, assign and transfer such debt and Consenting Lender Claims.

               (ii) Support of Restructuring. Each Consenting Lender agrees that for so long as this Agreement remains in effect, it (i) shall in no way directly or indirectly, support any restructuring or reorganization of the Company Group (or any plan or proposal in respect of the same) that is not consistent with, or does not implement or achieve, the

Restructuring Terms, or (ii) shall not (A) directly or indirectly seek, solicit, pursue, support or encourage any other plan or the termination of the exclusive period for the filing of any plan, proposal or offer of dissolution, winding up, liquidation, reorganization, merger or restructuring of the Company Group that could be expected to prevent, delay or impede the successful restructuring of the Company Group as contemplated by the Restructuring Terms, any Conforming Plan and the Conforming Restructuring Loan Documents, (B) object to the Conforming Disclosure Statement or the solicitation of votes for the Conforming Plan or support any such objection by a third party; provided however, that the Consenting Lender may object to the Conforming Disclosure Statement solely on the basis that it does not contain adequate information as required by Section 1125 of the Bankruptcy Code, or (C) take any other action that is inconsistent with, or that would delay confirmation of, the Conforming Plan. Nothing contained herein shall limit the ability of a Consenting Lender to consult with any member of the Company Group, or to appear and be heard, concerning any matter arising in the Chapter 11 Cases so long as such consultation or appearance is consistent with the Consenting Lender's obligations hereunder and the terms of the Conforming Plan, the Conforming Loan Restructuring Documents, the Restructuring Terms and this Agreement.

               (iii) Transfers. Each Consenting Lender agrees that for so long as this Agreement remains in effect, it shall not sell, transfer, assign, pledge or otherwise dispose, directly or indirectly, any of the debt or Consenting Lender Claims or any option thereon or any right or interest (voting or otherwise) therein, unless the transferee thereof agrees in writing for the benefit of the Parties to be bound by all of the terms of this Agreement by executing the Joinder attached hereto as Exhibit C, a copy of which shall be provided to the Parties, in which event each Party shall be deemed to have acknowledged that its obligations to the Consenting Lender hereunder shall be deemed to constitute obligations in favor of such transferee.

               (iv) Amendment to Credit Agreement. By execution of this Agreement, each of the Consenting Lenders consents and authorizes JPMorgan Chase Bank, in its capacity as Administrative Agent under the Credit Agreement, to enter into and execute, on behalf of such Consenting Lender, the eighth amendment to the Credit Agreement (the "Eighth Amendment") in the form annexed hereto as Exhibit D.

               (v) Agreement to Budget and Funding Mechanism. By execution of this Agreement, each of the Consenting Lenders consents and authorizes JPMorgan Chase Bank, in its capacity as Administrative Agent under the Credit Agreement, to enter into and execute, on behalf of such Consenting Lender, the Budget and Funding Mechanism (including the Initial Budget (as defined in the Budget and Funding Mechanism) contained therein)(the "Budget and Funding Mechanism"), annexed hereto as Exhibit E.

               (vi) Further Agreement. Each Consenting Lender believes that the consummation of the Conforming Plan and of the Conforming Restructuring Loan Documents consistent with the Term Sheet is in its best interests and is in the best interests of the Company Group's creditors generally. Accordingly, for so long as this Agreement remains in effect, each Consenting Lender will support the Conforming Plan and the Conforming Restructuring Loan Documents consistent with the terms and conditions of the Term Sheet. Without limiting the foregoing, each Consenting Lender commits, for so long as the Agreement remains in effect, to support the Conforming Plan and the Conforming Restructuring Loan Documents and use its commercially reasonable efforts to facilitate the filing and confirmation of the Conforming Plan and consummation of the Conforming Restructuring Loan Documents at the earliest practicable date.

     4. Agreements of the Company Group. Each member of the Company Group believes that the confirmation of the Conforming Plan and the consummation of the Conforming Restructuring Loan Documents will best facilitate its business and financial restructuring and that consummation of the terms described in the Term Sheet is in the best interests of each member of the Company Group and in the best interests of their respective creditors and other parties in interest. Accordingly, each member of the Company Group hereby agrees, for so long as this Agreement remains in effect: (a) to prepare or cause the preparation, as soon as practicable after the date hereof, of each of the Definitive Documents (as defined below), each containing terms and conditions consistent in all material respects with the Restructuring Terms, and to distribute such documents and afford reasonable opportunity of comment and review to the legal and financial advisors for the Consenting Lenders; (b) (i) to file the Chapter 11 Cases with respect to the Restructuring Transaction in the Bankruptcy Court on or prior to August 15, 2003, (ii) to file the Conforming Disclosure Statement and the Conforming Plan with the Bankruptcy Court on or prior to August 26, 2003, (iii) to cause the solicitation pursuant to the Conforming Disclosure Statement and the Conforming Plan to commence on or before October 10, 2003, and (iv) to solicit the requisite votes in favor of, and to obtain confirmation by the Bankruptcy Court at the earliest practicable date of, the Conforming Plan and approval of the Bankruptcy Court; (c) to not pursue, propose, support, encourage the pursuit of, or seek to implement any transaction or series of transactions that would effect a restructuring on terms other than the Restructuring Terms unless or until this Agreement has been terminated in accordance with Section 5;
(d) to execute, or authorize the execution of, the Eighth Amendment; (e) to otherwise use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things, necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the Term Sheet, the Conforming Plan and the Conforming Restructuring Loan Documents at the earliest practicable date (including opposing any appeal of the Confirmation Order); and (f) on August 1, 2003, to cause the payment for the account of each Consenting Lender a consent fee in the amount of 137.5 bps of each such Consenting Lender's commitment (less any consent fees paid to such Consenting Lender in connection with the Forbearance Agreement dated February 26, 2003).

     5. Termination of Agreement. The obligations of the Consenting Lenders under this Agreement shall terminate and be of no further force and effect upon the date of the occurrence of any of the following events (any such event, a "Termination Event"), and such Termination Event is not waived in accordance with Section 11 of this Agreement: (i) counterpart signature pages to the PSA have not been executed and delivered by August 8, 2003, by (a) each member of the Company Group, (b) Consenting Subordinated Noteholders holding at least forty-two and a half percent (42.5%) in aggregate principal amount of the Subordinated Notes, with a copy to the Administrative Agent; (ii) the Company Group fails (A) to file the Chapter 11 Cases with respect to the Restructuring Transaction in the Bankruptcy Court on or prior to August 15,2003, (B) to file the Conforming Disclosure Statement, which shall be in form and substance acceptable to the Required Lenders, and the Conforming Plan, which shall be in form and substance acceptable to the Required Lenders, with the Bankruptcy Court on or prior to August 26, 2003, or (C) to cause the solicitation pursuant to the Conforming Disclosure Statement and the Conforming Plan to commence on or before October 10, 2003; (iii) any member of the Company Group files, proposes, does not object to or otherwise supports, either directly or indirectly, any plan of reorganization other than the Conforming Plan, or other creditors of any member of the Company Group file any plan of reorganization other than the Conforming Plan in accordance with Section 1121(c) of the Bankruptcy Code; (iv) the Conforming Plan is modified or replaced such that it (or any such replacement) at any time is not consistent in any material respect with the Restructuring Terms; (v) any breach by any member of the Company Group of any of their respective obligations, or failure to satisfy in any material respect any of the terms or conditions, under this Agreement or the Pre-Restructuring Loan Documents, or any member of the Company Group shall take any action to challenge (including, without limitation, to assert in writing any challenge to) the validity or enforceability of this Agreement; (vi) the final Definitive Documents (as defined below) are modified to provide for any terms that are not consistent in any material respect with the Restructuring Terms or that are otherwise not satisfactory in form and substance to the Parties signatory thereto; (vii) any member of the Company Group or any of their respective professionals or representatives, shall withdraw or revoke the Conforming Plan; (viii) an examiner with expanded powers or a trustee shall have been appointed in any of the Chapter 11 Cases, any of the Chapter 11 Cases shall have been converted to a case under chapter 7 of the Bankruptcy Code or dismissed by order of the Bankruptcy Court; (ix) orders approving the Conforming Disclosure Statement, in form and substance satisfactory to the Required Lenders, shall not have been entered by the Clerk of the Bankruptcy Court on or before October 7, 2003; (x) the PSA shall have terminated; (xi) any foreclosure proceeding is commenced against, or any bankruptcy case is commenced by or against Details or DDISV; (xii) any failure to obtain, by November 15, 2003, (a) more than one-half (1/2) in number and two-thirds (2/3) in amount of the holders (the "Required 5 1/4% Subordinated Noteholders") of 5 1/4% Subordinated Notes (as defined in the Term Sheet) voting on the Conforming Plan to accept the terms of the Conforming Plan and (b) more than one-half (1/2) in number and two-thirds (2/3) in amount of the holders (the "Required 6 1/4% Subordinated Noteholders") of 6 1/4% Subordinated Notes (as defined in the Term Sheet) voting on the Conforming Plan to accept the terms of the Conforming Plan; (xiii) the occurrence of a Default (as defined in the Budget and Funding Mechanism) under the Budget and Funding Mechanism; (xiv) orders confirming the Conforming Plan of Reorganization, in form and substance satisfactory to the Required Lenders, shall not have been entered by the Clerk of the Bankruptcy Court on or before December 15, 2003; (xv) the Effective Date (as defined in the Term Sheet) of the Conforming Plan shall not have occurred on or before January 8, 2004; (xvi) the Bankruptcy Court shall have entered an order, the effect of which will be to cause a Termination Event hereunder; (xvii) any member of the Company Group shall adopt, seek authority from the Bankruptcy Court to assume or otherwise seek or obtain Bankruptcy Court approval of, any management retention plan, management option plan, severance plan, senior management employment contracts or senior management post-restructuring employment arrangements, except upon terms and conditions previously agreed to by the Required Lenders in writing; (xviii) there shall have occurred and be continuing a default or event of default, other than the Existing Events of Default (as defined in the Eighth Amendment to the Credit Agreement) under the Pre-Restructuring Loan Documents;
(xix) any exhibit to the Conforming Plan shall not be in form and substance acceptable to the Required Lenders; (xx) the Confirmation Order shall not be in form and substance acceptable to the Required Lenders; (xxi) there shall have occurred and be continuing an event which has a Material Adverse Effect (as defined in the Pre-Restructuring Loan Documents) on the business, assets, operations, property, condition (financial or otherwise) of Details, DDISV or any of their affiliates and subsidiaries (other than DDi Europe and its European subsidiaries); (xxii) any member of the Company Group or any of their respective professionals shall have advised any of the Senior Debt Parties (as defined in the Term Sheet) in writing that they cannot provide for the treatment of the Senior Debt Parties as set forth in the Term Sheet; (xxiii) the Bankruptcy Court shall enter an order denying confirmation of the

Conforming Plan; (xxiv) any court (including the Bankruptcy Court) shall declare, in a Final Order, this Agreement to be unenforceable; (xxv) the form and substance of the Global Releases and the Plan Injunction in the Confirmation Order entered by the Bankruptcy Court are not in form and substance acceptable to the Required Lenders with respect thereto; (xxvi) a perfected security interest (subject to certain customary carve-outs which shall be approved by the Administrative Agent and the Required Lenders in writing) is not granted to the Lenders in all personal, mixed and real property of the reorganized Debtors and their non-debtor subsidiaries (other than DDi Europe and its European subsidiaries) and pledges of 100% of the common stock of DDi Intermediate, 100% of the common stock of DDi Capital and 100% of the common stock of each of Reorganized DDi's (as defined in the Term Sheet) direct and indirect subsidiaries (other than DDI Europe or its European subsidiaries) not previously pledged to the Lenders to secure the Restructuring Loan Documents; (xxvii) any suit or action shall have been commenced by the Debtors against any of the Senior Debt Parties, that asserts any claim, or legal or equitable remedy or that seeks subordination of any lien existing in favor of the Administrative Agent or the Lenders; (xxviii) any suit or action shall have been commenced by anyone other than the Debtors against any of the Senior Debt Parties, that asserts any claim, or legal or equitable remedy or that seeks subordination of any lien existing in favor of the Administrative Agent or the Lenders, and the Court enters an order granting any such relief which is not dismissed or stayed within five (5) days of its entry; (xxix) the treatment of the holders of the Senior Discount Notes shall not be approved by the Required Lenders; (xxx) any member of the Company Group files a motion seeking or the Bankruptcy Court enters an order (A) approving material payments to any creditor or group of constituents that is not acceptable to Required Lenders, (B) granting relief from the automatic stay to any holder of a security interest to permit foreclosure on assets with a value over $100,000 or (C) approving any material settlement or other material stipulation with any creditor or group of constituents; (xxxi) any representation or warranty made by any member of the Company Group or its agents or representatives to the Consenting Lenders or in connection with this Agreement is false or misleading in any material respect when made; or (xxxii) January 30, 2004.

     6. Good Faith Cooperation; Further Assurances; Acknowledgment; Definitive Documents. The Parties shall cooperate with each other in good faith and shall coordinate their activities (to the extent practicable) in respect of (a) all matters relating to their rights in respect of any member of the Company Group or otherwise in connection with their relationship with the members of the Company Group, (b) all matters concerning the implementation of the Restructuring Terms, and (c) the pursuit and support of the Restructuring Transaction. Furthermore, subject to the terms hereof, each of the Parties shall take such action as may be necessary to carry out the purposes and intent of this Agreement, including making and filing any required regulatory filings and voting any other debt or equity securities of the Company Group in favor of the Restructuring Transaction (provided that no Consenting Lender shall be required to incur any expense, liability or other obligation), and shall refrain from taking any action that would frustrate the purposes and intent of this Agreement, including proposing a plan that is not the Conforming Plan. While the Consenting Lenders commit herein to support the Restructuring Transaction and the Conforming Plan, this Agreement is not and shall not be deemed a solicitation for consent to the Conforming Plan or a solicitation to tender or exchange any Indebtedness (as defined in the Credit Agreement). Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Parties hereunder shall be expressly subject to the preparation of definitive documents (the "Definitive Documents") implementing, achieving and relating to the Restructuring Terms and this Agreement, including, without limitation: (i)
(a) the Conforming Plan, the Conforming Disclosure Statement, the order of the Bankruptcy Court confirming the Conforming Plan which shall be in form and substance acceptable to the Parties (the "Confirmation Order"), and any related ballots, releases and settlement documents, (b) definitive documentation relating to the management incentive plan, the common stock of reorganized DDi, the preferred stock of DDi Europe, and other related documents, each of which are more specifically described in the Restructuring Terms, shall contain terms and conditions consistent in all material respects with the Restructuring Terms, and shall be, satisfactory in form and substance to the Parties signatory thereto or beneficiaries thereof, (c) the Conforming Restructuring Loan Documents, and (d) all other agreements, instruments, orders or other documents necessary or appropriate to consummate the transactions contemplated by this Agreement, the Term Sheet, the Conforming Restructuring Loan Documents or the Conforming Plan, each of which documents must be in form and substance acceptable to each of the Parties (except as otherwise provided in the Term Sheet), and (ii) any "first day" orders and motions which must be in form and substance acceptable to each of the Parties. Each Party hereby covenants and agrees (i) to negotiate in good faith the Definitive Documents and (ii) to execute (to the extent they are a party thereto) and otherwise support the Definitive Documents.

     7. Consent. By execution hereof, each of Consenting Lender consents and authorizes JPMorgan Chase Bank, in its capacity as Administrative Agent under the Credit Agreement, to enter into and execute, on behalf of such Consenting Lender, the Restructuring Loan Documents; provided, that each Consenting Lender agrees that modifications to the terms of the Restructuring Transaction may be approved by the Required Lenders (as defined in the Term Sheet) except that any changes to the following shall require the consent of 100% of the Consenting
Lenders: (1) any extension of scheduled date of any amortization payment; (2) any reduction of principal; (3) any extension of final maturity date of any loan; (4) any reduction in stated rate of interest or fees or any extension of the payment date thereof; (5) any reduction to any voting percentage requirements; (6) any release of material collateral or guarantees; or (7) any material changes in use of cash collateral.

     8. Further Acquisitions. This Agreement shall in no way be construed to preclude any Consenting Lender from acquiring additional Lender Indebtedness. However, any such Lender Indebtedness so acquired shall automatically be deemed to be subject to all of the terms of this Agreement.

     9. Additional Claims or Equity Interests. To the extent any Consenting Lender acquires additional debt or Lender Indebtedness, each such Consenting Lender agrees that such debt, Claims, claims or equity interests shall be subject to this Agreement.

     10. Representations and Warranties. Each Party, severally (and not jointly), represents and warrants to the other Parties that the following statements are true, correct and complete as of the date hereof:

          (a) it is duly organized, validly existing, and in good standing under the laws of the state of its organization, and has all requisite corporate, partnership, limited liability company or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder; and the execution and delivery of this Agreement and the performance of such Party's obligations hereunder have been duly authorized by all necessary corporate, limited liability, partnership or other similar action on its part;

          (b) the execution, delivery, and performance by such Party of this Agreement does not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its certificate of incorporation or bylaws or other organizational documents or those of any of its subsidiaries, or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party;

          (c) the execution, delivery, and performance by such Party of this Agreement does not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or governmental authority or regulatory body, except such filings as may be necessary and/or required for disclosure by the Securities and Exchange Commission and in connection with the Chapter 11 Cases, the Conforming Disclosure Statement and the Conforming Plan. Although none of the Parties intend that this Agreement should constitute, and they each believe that it does not constitute, a solicitation and acceptance of the Conforming Plan, they each acknowledge and agree that, regardless of whether its Relevant Claims or the Conforming Restructuring Loan Documents constitute "securities" within the meaning of the Securities Act of 1933, (i) each of the Consenting Lenders is an "accredited investor" as such term is defined in Rule 501(a) of the Securities Act of 1933 and a "qualified institutional buyer" as such term is defined in Rule 144A of the Securities Act of 1933 and (ii) adequate information was provided by the Company Group to each such Consenting Lender in order to enable it to make an informed decision such that, were this Agreement to be construed as or deemed to constitute such a solicitation and acceptance, such solicitation was (i) in compliance with any applicable nonbankruptcy law, rule, or regulation governing the adequacy of disclosure in connection with such solicitation, or
(ii) if there is not any such law, rule, or regulation, solicited after disclosure to such holder of "adequate information" as such term is defined in
Section 1125(a) of the Bankruptcy Code;

          (d) if such Party is a Consenting Lender, such Consenting Lender has reviewed this Agreement and all exhibits hereto and has received all such other information as it deems necessary and appropriate to enable it to evaluate the financial risks inherent in the Restructuring Transaction; and

          (e) this Agreement is the legally valid and binding obligation of it, enforceable in accordance with the terms hereof, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability or a ruling of the Bankruptcy Court.

     11. Amendments and Waivers. This Agreement may not be modified, amended or supplemented except in a writing signed by each member of the Company Group and the Required Lenders; provided, further, that any modification or amendment to this Section 11 shall require the written consent of all of the Parties; provided, further, that any modification of, or amendment or supplement to, this Agreement (including the Restructuring Terms) that materially and adversely affects any Party shall require the written consent of the Party so affected. A Termination Event may not be waived except in a writing signed by the Required Lenders no later than three (3) business days following the occurrence of a Termination Event; provided however, that the Termination Event in Section 5(i) may not be waived, modified or amended.

     12. Other Existing Support Agreements. Each Consenting Lender acknowledges that other parties are being requested to sign the PSA, and that a condition of the Term Sheet is that the PSA shall have been executed and delivered, no later than August 8, 2003, by (a) each member of the Company Group and (b) the Consenting Subordinated Noteholders (as defined in the PSA) holding at least forty-two and a half percent (42.5%) of the aggregate principal amount of Subordinated Notes (as defined in the PSA), with a copy to the Administrative Agent.

     13. Conditions to Effectiveness. This Agreement shall not become effective and binding on the Parties unless and until (i) counterpart signature pages and Joinders, as applicable, shall have been executed and delivered, no later than August 1, 2003, by each member of the Company Group, the Administrative Agent and one-hundred percent (100%) of the holders of Lender Indebtedness (the "Consenting Lenders"), to the Administrative Agent; (ii) Details shall have established and funded the Reserved Cash Account with the amount provided in the Term Sheet; (iii) Details shall have established and funded the JPM Controlled Account (as defined in the Budget and Funding Mechanism); and (iv) DDi shall have established the Restructuring Fee Account (as defined in the Budget and Funding Mechanism).

     14. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ANY MATTER UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RENDERED IN ANY SUCH ACTION, SUIT OR PROCEEDING, MAY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF EACH SUCH COURT, GENERALLY AND UNCONDITIONALLY, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING, AND WAIVES ANY OBJECTION IT MAY HAVE TO VENUE OR THE CONVENIENCE OF THE FORUM.

     15. Specific Performance. This Agreement, including without limitation the Parties' agreement herein to support the Restructuring Transaction and to facilitate its consummation, is intended as a binding commitment enforceable in accordance with its terms. It is understood and agreed by each of the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach.

     16. Survival. Notwithstanding (i) any sale of the debt or Claims in accordance with Sections 3(a)(iii), or (ii) the termination of this Agreement pursuant to Section 5, the agreements and obligations of the Parties in Sections 14, 16, 18, 20, 21, 26 and 27 shall survive such sale and/or termination and shall continue in full force and effect for the benefit of the Consenting Lenders in accordance with the terms hereof.

     17. Headings. The headings of the Sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

     18. Successors and Assigns; Severability; Several Obligations. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives. The invalidity or unenforceability at any time of any provision hereof shall not affect or diminish in any way the continuing validity and enforceability of the remaining provisions hereof. The agreements, representations and obligations of the Consenting Lenders under this Agreement are, in all respects, several and not joint.

     19. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties hereto and, to the extent contemplated by the Term Sheet, the Consenting 5 l/4% Subordinated Noteholders and the Consenting 6 1/4% Subordinated Noteholders, and no other person or entity shall be a third party beneficiary hereof.

     20. Prior Negotiations; Entire Agreement. This Agreement constitutes the entire agreement of the Parties, and supersedes all other prior and contemporaneous negotiations, agreements, representations, warranties and understandings of the parties, whether oral, written or implied, with respect to the subject matter hereof, except that the Parties acknowledge that, except as provided in Section 21 below, any confidentiality agreements heretofore executed between any member of the Company Group and each Consenting Lender shall continue in full force and effect.

     21. Confidentiality. Each member of the Company Group and each Consenting Lender agrees to use commercially reasonable efforts to maintain the confidentiality of (a) the individual identities and individual holdings of each Consenting Lender, Consenting 5 1/4% Subordinated Noteholder and Consenting
6 1/4% Subordinated Noteholder; provided, however, that such information may be disclosed (i) to the Parties' respective directors, trustees, executives, officers, auditors, and employees and financial and legal advisors or other agents (collectively referred to herein as "Representatives"), (ii) to person in response to, and to the extent required by, (x) any subpoena, or other legal process or (y) any bank regulatory agency or any other regulatory agency or authority. If any Party or its Representative receives a subpoena or other legal process as referred to in clause (ii)(x) above in connection with the Agreement, such Party shall provide the other Parties with prompt written notice of any such request or requirement, to the fullest extent permissible and practicable under the circumstances, so that the other Parties may seek a protective order or other appropriate remedy or waiver of compliance with the provisions of this Agreement. Notwithstanding the provisions in this Section 21, (i) the Company Group may disclose (a) the existence of and nature of support evidenced by this Agreement in one or more public releases that have first been sent to the respective counsel for the Administrative Agent for review and comment, and (b) in the context of any such releases, the aggregate holdings of the Consenting Lenders (but, as indicated above, not their identities or their individual holdings), (ii) any Party hereto may disclose the identities to the Parties hereto and their individual holdings in any action to enforce this Agreement or in an action for damages as a result of any breaches hereof, and (iii) to the extent required by the Bankruptcy Code, Bankruptcy Rules, Local Rules of the Bankruptcy Court or other applicable rules, regulations or procedures of the Bankruptcy Court or the Office of the United States Trustee, the Company Group may disclose the individual identities of the Consenting Lenders in a writing that has first been sent to the counsel for the Administrative Agent for review and comment on five (5) business days' notice.

     22. Independent Due Diligence and Decision-Making. Each of the undersigned Lenders hereby confirms that its decision to execute this Agreement has been based upon its independent investigation of the operations, businesses, financial and other conditions and prospects of the Company Group, without reliance upon the Administrative Agent, the unofficial steering committee of Lenders, any of their respective affiliates or any of their respective advisors or representatives. To the extent any materials or information have been furnished to it by such persons, the undersigned hereby acknowledges that they have been provided for informational purposes only, without any representation or warranty.

     23. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile shall be effective as delivery of a manually executed signature page of this Agreement.

     24. Notices. Any notice required or desired to be served, given or delivered under this Agreement shall be in writing, and shall be deemed to have been validly served, given or delivered if provided by personal delivery, or upon receipt of fax delivery, during standard business hours (from 8:00 a.m. to 6:00 p.m.) as follows:

     a. if to the Consenting Lenders, to Kathrine A. McLendon, Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, Facsimile No.: 212-455-2502; and

     b. if to any member of the Company Group, to Richard Wynne, Kirkland & Ellis LLP, 777 South Figueroa Street, Los Angeles, California 90017, Facsimile No.: (213) 680-8500

     With copies to:   George C. Webster
                       Stutman, Treister & Glatt Professional Corporation
                       1901 Avenue of the Stars, 12th Floor
                       Los Angeles, California 90067
                       Facsimile No.: (310)228-5788
                       Attorneys for the Ad Hoc Committee of Subordinated
                       Noteholders

     25. Rule of Interpretation. Notwithstanding anything contained herein to the contrary, it is the intent of the Parties that all references to votes or voting in this Agreement be interpreted to include (i) votes or voting on a plan of reorganization under the Bankruptcy Code, and (ii) all means of expressing agreement with, or rejection of, as the case may be, a restructuring or reorganization transaction that is not implemented under the Bankruptcy Code.

     26. Reservation of Rights. Except as expressly provided in this Agreement and in any amendment among the Parties, nothing herein is intended to, or does, in any manner waive, limit, impair or restrict the ability of each of the Parties to protect and preserve its rights, remedies and interests, including without limitation, its claims against any member of the Company Group or its full participation in any bankruptcy case filed by any member of the Company Group or any of its affiliates and subsidiaries. Nothing herein shall be deemed an admission of any kind. If the transactions contemplated herein, in the Conforming Plan or in the Conforming Restructuring Loan Documents are not consummated, or this Agreement is terminated for any reason, the Parties hereto fully reserve any and all of their rights. Pursuant to Rule 408 of the Federal Rule of Evidence, any applicable state rules of evidence and any other applicable law, foreign or domestic, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.

     27. Disclosure of Holdings. Unless required by applicable law or regulation or otherwise provided for in this Agreement, no Party shall disclose the amount of any Consenting Lender's holdings of debt to any third party without the prior written consent of such Consenting Lender; provided, however, that (a) if such disclosure is required by law or regulation, the disclosing Party shall afford the relevant Consenting Lender a reasonable opportunity to review and comment in advance of such disclosure and shall take all reasonable measures to limit such disclosure, and (b) the foregoing shall not prohibit the disclosure of approximate aggregate group holdings by class of debt.

     28. Prevailing Party. If any Party brings an action or proceeding against any other Party based upon a breach by such Party of its obligations hereunder, the prevailing Party shall be entitled to all reasonable expenses incurred, including reasonable attorneys', accountants' and financial advisors fees in connection with such action or proceeding.

     29. Fiduciary Duties. Notwithstanding anything to the contrary herein, nothing in this Agreement shall limit the ability of any member of the Company Group or any of their respective directors or officers (in such person's capacity as a director or officer of the respective member of the Company Group) to take any action, or to refrain from taking any action, to the extent required to comply with its or their fiduciary obligations under applicable law.

     30. Several not Joint. The agreements, representations and obligations of the Parties under this Agreement are, in all respects, several and not joint.

     31. No Admissions. This Agreement shall in no event be construed as or be deemed to be evidence of an admission or concession on the part of any Party of any claim or fault or liability or damages whatsoever. Each of the Parties denies any and all wrongdoing or liability of any kind and does not concede any infirmity in the claims of defenses which it has asserted or could assert.

   [Remainder of page intentionally left blank; remaining pages are signature pages.]

IN WITNESS WHEREOF, the undersigned have each caused this Agreement to be duly executed and delivered by their respective, duly authorized officers as of the date first written above.

                                     DDi CAPITAL CORP.


                                     By: /s/ TIMOTHY J.DONNELLY
                                         ---------------------------------------
                                         Title: VP


                                     DYNAMIC DETAILS, INCORPORATED


                                     By: /s/ TIMOTHY J.DONNELLY
                                         ---------------------------------------
                                         Title: VP


                                     DYNAMIC DETAILS, INCORPORATED, SILICON
                                     VALLEY


                                     By: /s/ TIMOTHY J.DONNELLY
                                         ---------------------------------------
                                         Title: VP


                                     DDi Corp.


                                     By: /s/ TIMOTHY J.DONNELLY
                                         ---------------------------------------
                                         Title: VP


                                     DYNAMIC DETAILS, INCORPORATED, VIRGINIA


                                     By: /s/ TIMOTHY J.DONNELLY
                                         ---------------------------------------
                                         Title: VP


                                     DYNAMIC DETAILS TEXAS, LP.

                                     By: Dynamic Details Texas Holdings Corp.


                                         By: /s/ TIMOTHY J.DONNELLY
                                             -----------------------------------
                                             Title: VP


                                     By: DDi-TEXAS INTERMEDIATE HOLDINGS,
                                     L.L.C.


                                     By: /s/ TIMOTHY J.DONNELLY
                                         ---------------------------------------
                                         Title: VP

                                     By: DYNAMIC DETAILS TEXAS HOLDINGS CORP.


                                     By: /s/ TIMOTHY J.DONNELLY
                                         ---------------------------------------
                                         Title: VP


                                     By: DYNAMIC DETAILS INCORPORATED,
                                     COLORADO SPRINGS


                                     By: /s/ TIMOTHY J.DONNELLY
                                         ---------------------------------------
                                         Title: VP


                                     By: DYNAMIC DETAILS INCORPORATED, TEXAS


                                     By: /s/ TIMOTHY J.DONNELLY
                                         ---------------------------------------
                                         Title: VP


                                     JPMORGAN CHASE BANK, as
                                     Administrative Agent, Collateral Agent, Co-
                                     Syndication Agent


                                     By: /s/ TIMOTHY J.DONNELLY
                                         ---------------------------------------
                                         Title: Vice-President

                 JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by JPMorgan Chase Bank (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.


/s/ Jonathan E. Katz
------------------------------------
By: JPMorgan Chase Bank
Name: Jonathan E. Katz
Title: Vice President

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:

     JPMorgan Chase Bank, 20th Floor
     270 Park Avenue
     New York, New York 10017
     Attn: Jonathan E. Katz
     Fax No.: 212-270-0453
     Tel. No.: 212-270-0397

With a Copy to:

     Simpson Thacher & Bartlett LLP
     425 Lexington Avenue
     New York, New York 10017
     Fax No.: 212-455-2502
     Tel. No.: 212-455-2589

     Acknowledged:


     By:
        ----------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Bank Austria Creditanstalt Corporate Finance (the "Joining Party") as of August 1,2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                   * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.


By: /s/ Peter Brach                            By: /s/ Allen Jani
    --------------------------------               -----------------------------
Name: Peter Brach                                  Allen Jani
Title: Director                                    Managing Director

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address: Peter Brach
                HVB Americas
                150 East 42nd Street
                New York, NY 10017

With a Copy to:

     Acknowledged:

     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1,2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by The Bank of Nova Scotia (the "Joining Party") as of August 1,2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.


/s/ Mark Sparrow
------------------------------------
By:    The Bank of Nova Scotia
Name:  Mark Sparrow
Title: Director

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:

     Mark Sparrow
     Scotia Capital
     580 California Street
     Suite 2100
     San Francisco, CA 94104
     Ph: 415-616-4108
     Fax: 415-397-0791
     E-Mail: mark_sparrow@scotiacapital.com

With a Copy to:

     Kathy Clark
     Scotiabanc Inc.
     600 Peachtree Street N.E.
     Suite 2700
     Atlanta, Georgia 30308
     Ph: 404-877-1500
     Fax: 404-888-8998

     Acknowledged:


     By:
        --------------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Citizens Bank (the "Joining Party") as of August 1, 2003. Each capitilized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.


/s/
------------------------------------
By:    CITIZENS BANK OF MA
Name:  STEVEN C. PETRARCA
Title: VICE PRESIDENT

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address: Citizen Bank of MA
                63 State Street
                9th Floor
                Boston, MA 02109

With a Copy to: __________________
                __________________
                90, New Street Highway
                _______ MA 02767

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Crescent/Mach I Partners, L.P. (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

                                        CRESCENT/MACH I PARTNERS, L.P.

                                        By: TCW Asset Management Company
                                        Its Investment Manager


                                        By: /s/ Richard F. Kurth
                                           ------------------------------------
                                        Name: RICHARD F. KURTH
                                        Title: SENIOR VICE PRESIDENT


                                        By: /s/ Jonathan Marks
                                           ------------------------------------
                                        Name: Jonathan Marks
                                        Title:

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address: Jonathan Marks

With a Copy to:

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by CypressTree Investment Partners I, Ltd. (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for a11 purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

CypressTree Investment Partners I, Ltd.,

By: CypressTree Investment Management Company, Inc.,
    as Portfolio Manager.


By: /s/ Preston I. Carnes, Jr.
    --------------------------------
    Name:  Preston I Carnes, Jr.
    Title: Managing Director

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
-----------------------------------------

Notice Address:
One Washington Mall
6th Floor
Boston, MA 02108

pcarnes@cyptree.com

With a Copy to:

N/A

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                        JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by CypressTree Investment Partners II, Ltd. (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                      * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

CypressTree Investment Partners II, Ltd.,

By: CypressTree Investment Management Company, Inc.,
    as Portfolio Manager.


By: /s/ Preston I. Carnes,
    --------------------------------
    Name: Preston I. Carnes, Jr.
    Title: Managing Director

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:
One Washington Mall
6th Floor
Boston, MA 02108

pcarnes@cyptree.com

With a Copy to:

N/A

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Debt Strategies Fund, Inc. (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

Debt Strategies Fund, Inc.


By: /s/ Philip Brendel
    --------------------------------
Name: Philip Brendel
Title: Authorized Signatory

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address: Merrill Lynch Investment Managers, L.P.
                800 Scudders Mill Road
                Plainsboro, New Jersey 08536
                Area 1B
                Attn: Philip Brendel

With a Copy to: Kerrianne Berneck at the same address

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                                                                       EXHIBIT C

                                     JOINDER

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Deutsche Bank Trust Company Americas (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.


By: /s/ Scottye Lindsey
    --------------------------------
    Name: Scottye Lindsey
    Title: Vice President

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:

With a Copy to:

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Dresdner Bank AG, New York and Grand Cayman Branches (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first witten above.


By: /s/ James M. Gallagher                   By: /s/ David M. Kerr
    --------------------------------             -------------------------------
    Name: JAMES M. GALLAGHER                     Name: DAVID M. KERR
    Title: DIRECTOR                              Title: VICE PRESIDENT

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:

With a Copy to:

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                                                                       EXHIBIT C

                                     JOINDER

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by FLEET NATIONAL BANK (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                   * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.


/s/ Thomas Schmidt
------------------------------------
By:    Fleet National Bank
Name:  Thomas Schmidt
Title: Vice President

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:

With a Copy to:

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                                                                       EXHIBIT C

                                     JOINDER

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by FLEET NATIONAL BANK (f.k.a. BankBoston) (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                   * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.


/s/ Thomas Schmidt
------------------------------------
By:    Fleet National Bank (f.k.a. BankBoston)
Name:  Thomas Schmidt
Title: Vice President

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:

With a Copy to:

     Acknowledged:

     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Grayston CLO 2001-01 Ltd. (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

Grayston CLO 2001-01 Ltd.

By: Bear Stearns Asset Management Inc.
as its Collateral Manager


/s/ Niall D. Rosenzweig
------------------------------------
By:
Name: Niall D. Rosenzweig
Title: Associate Director

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:

With a Copy to:

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by GSC PARTNERS GEMINI FUND LIMITED (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                   * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

GSC PARTNERS GEMINI FUND LIMITED


By: Harvey E. Siegel
    --------------------------------
Name: Harvey E. Siegel
Title: Authorized Signatory

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt: Revolver
------------------------------------

Notice Address:
Harvey E. Siegel
GSC Partners
300 Campus Drive
Florham Park, NJ 07932

With a Copy to:

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1,2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by HARBOUR TOWN FUNDING TRUST (the "Joining Party") as of August 1,2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

HARBOUR TOWN FUNDING TRUST


/s/ Illegible
------------------------------------
By:
Name: ____ E. Morris
Title: Authorized Agent

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:
     Bank of America, N.A.
     101 N. Tryon Street
     NCl-001-15-01
     Charlotte, NC 28273
     Attention: Harbour Town Funding Trust
     Telephone: (704)386-4539
     Facsimile: (704)409-0047

With a Copy to:

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1,2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by IBM Credit LLC (the "Joining Party") as of August 1,2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.


/s/ Steven A. Flanagan
------------------------------------
By: IBM Credit LLC
Name: Steven A. Flanagan
Title: Manager, Global Special
       Handling Group

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:
     North Castle Drive
     Mail Stop NC318
     Armonk, N.Y.10504-2575

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1,2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Indosuez Capital Funding IIA, Limited (the "Joining Party"') as of August 1,2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.


/s/ Charles Kobayashi
------------------------------------
By:    Indosuez Capital Funding IIA,
       Limited
Name:  Charles Kobayashi
Title: Principle and Portfolio Manager

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt: Term Loan B
------------------------------------

Notice Address:
Please mail and fax Payment, Interest and Funding Notices to:
Chase Bank of Texas
Attn: Darren Britt
Asset Backed Group
A/C 2300701
600 Travis Street, 49th Floor
Houston, TX 77002-8039
Telephone: (713)216-3929
Facsimile: (713)577-5284

With a Copy to:
Please mail and/or fax all Legal Documents, Financial Statements and Administrative Matters to:
Indosuez Capital
Attn: Jorge Rivera
666 Third Avenue, 9th Floor
New York, NY 10017
Telephone: (646) 658-2283
Facsimile: (646) 658-2254

     Acknowledged:


     /s/ Charles Kobayashi
     -------------------------------
     By:    Indosuez Capital Funding
            IIA, Limited
     Name:  Charles Kobayashi
     Title: Principle and Portfolio
            Manager

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by KZH____________ (the "Joining Party") as of August 1,2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.


/s/ HI HUA
------------------------------------
By:
Name:  HI HUA
Title: AUTHORIZED AGENT

Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:   Virginia Conway
                  KZH CRESCENT-2 LLC
                  c/o JPMorgan Chase Bank
                  140 East 45th Street 11th Floor
                  New York, NY 10017
With a Copy to:   Tel; 212-622-9353
                  Fax: 212-622-0123
                  E-Mail: virginia.r.conway@cjpmorgan.com

                  Shan McSweeney
                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue. 34th Floor
                  New York, New York 10153
                  Tel: 212-310-6857
                  Fax: 212-310-8007
                  E-Mail: shan.mcsweeney@weil.com

Acknowledged:


By: /s/ DORIAN HERRERA
    --------------------------------
Name:  DORIAN HERRERA
Title: AUTHORIZED AGENT

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreements"), is executed and delivered by KZH Crescent-3LLC (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified ftom time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.


/s/ HI HUA
------------------------------------
By:
Name:  HI HUA
Title: AUTHORIZED AGENT

Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:   Virginia Conway
                  KZH CRESCENT-3 LLC
                  c/o JPMorgan Chase Bank
                  140 East 45th Street 11th Floor
                  New York, NY 10017
With a Copy to:   Tel: 212-632-9353
                  Fax: 212-622-O123
                  E-Mail: virginia.r.conway@cjpmorgan.com

                  Shan McSweeney
                  Weil. Gotshal & Manges LLP
                  767 Fifth Avenue, 34th Floor
                  New York, New York 10153
                  Tel: 212-310-6857
                  Fax: 212-310-8007
                  E-Mail: shan.mcsweeney@weil.com

Acknowledged;


By: /s/ Dorian Herrera
    --------------------------------
Name:  DORIAN HERRERA
Title: AUTHORIZED AGENT

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by KZH CypressTree-1 LLC (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.


/s/ HI HUA
------------------------------------
By:
Name:  HI HUA
Title: AUTHORIZED AGENT

Princinal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:     Virginia Conway
                    KZH CypressTree-1 LLC
                    c/o JPMorgan Chase Bank
                    140 East 45th Street 11th Floor
                    New York, NY 10017
With a Copy to:     Tel: 212-622-9353
                    Fax: 212-622-0123
                    E-Mail: virginia.r.conway@cjpmorgan.com

                    Shan McSweeney
                    Weil, Gorshal & Manges LLP
                    767 Fifth Avenue, 34th Floor
                    New York, New York 10153
                    Tel: 212-310-6857
                    Fax: 212-310-8007
                    E-Mail: shan.mcsweeney@weil.com

Acknowledged:


By: /s/ Dorian Herrera
    --------------------------------
Name: DORIAN HERRERA
Title: AUTHORIZED AGENT

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by MASSACHUSETTS MUTUAL LIFE INSURANCE CO. (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                   * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

MASSACHUSETTS MUTUAL LIFE INSURANCE CO.


By: /s/ Steven J. Katz
    --------------------------------
Name: STEVEN J. KATZ
Title: SECOND VICE PRESIDENT AND
       ASSOCIATE GENERAL COUNSEL

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt Term Loan B
------------------------------------

Notice Address: c/o David L. Babson & Co., Inc
                1500 Main Street, Suite 2800
                Spring Field, MA 01115
                Attn: Steven J. Katz

With a Copy to: Mary Ann McCarthy
                (same address as above

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by MASSMUTUAL HIGH YIELD PARTNERS II, LLC (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

MASSMUTUAL HIGH YIELD PARTNERS II, LLC


By: /s/ EMEKA ONUKWUEHA
    ---------------------------------------
Name:  EMEKA ONUKWUEHA
Title: VICE PRESIDENT, HYP Management Inc.,
       As Managing Member

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt Term Loan B
------------------------------------

Notice Address: c/o David L. Babson & Co., Inc
                1500 Main Street, Suite 2800
                Spring Field, MA 01115
                Attn: Steven J. Katz

With a Copy to: Mary Ann McCarthy
                (same address as above

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1,2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Master Senior Floating Rate Trust (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                   * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

Master Senior Floating Rate Trust


By: /s/ Philip Brendel
    --------------------------------
Name: Philip Brendel
Title: Authorized Signatory

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt (Tranche B)
------------------------------------

Notice Address: Merrill Lynch Investment Managers, L.P.
                800 Scudders Mill Road
                Plainsboro, New Jersey 08536
                Area IB
                Attn: Philip Brendel

With a Copy to: Kerrianne Berneck at the same address

     Acknowledged:


     By:
        ----------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Merrill Lynch Prime Rate Portfolio (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Part to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

Merrill Lynch Prime Rate Portfolio
By: Merrill Lynch Investment Managers, L.P.
As Investment Advisor


By: /s/ Philip Brendel
    --------------------------------
Name: Philip Brendel
Title: Authorized Signatory

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt (Tranche B)
------------------------------------

Notice Address: Merrill Lynch Investment Managers, L.P.
                800 Scudders Mill
                Road Plainsboro, New Jersey 08536
                Area 1B
                Attn: Philip Brendel

With a Copy to: Kerrianne Berneck at the same address

     Acknowledged:


     By:
        ----------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Morgan Stanley Prime Income Trust (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                   * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.


/s/ Sheila A. Finnerty
------------------------------------
By:    Morgan Stanley Prime Income Trust
Name:  Sheila A. Finnerty
Title: Executive Director

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address: Morgan Stanley Prime Income Trust
                1221 Avenue of the Americas, 33rd Floor
                New York, NY 10020
                Attn: Sheila Finnerty
                Fax: 212,762,7428

With a Copy to: Same address as above
                Attn: Liz Bodisch
                Fax: 212,762,7428

     Acknowledged:


     By:
        ----------------------------
     Name:
     Title:

                                                                       EXHIBIT C

                                     JOINDER

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD, (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forfh in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

PILGRIM AMERICA HIGH INCOME
INVESTMENTS LTD,


By: ING Investments, LLC
    as its investment manager


By: /s/ Curtis F. Lee
    --------------------------------
    Curtis F. Lee
    Senior Vice President

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt Term Loan B
------------------------------------

Notice Address:

With a Copy to:

     Acknowledged:

     By:
         ---------------------------
     Name:
     Title:

                                                                       EXHIBIT C

                                     JOINDER

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by ___________________ (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Govering Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

____________________________

By: ING Investments, LLC
    as its Investment manager


By: /s/ Curtis F. Lee
    --------------------------------
Name: Curtis F. Lee
Title: Senior Vice President

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt Term Loan B
------------------------------------

Notice Address:

With a Copy to:

     Acknowledged:


     By:
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Sankay High Yield Partners II, L.P. (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

Sankaty High Yield Partners II, L.P.


By: /s/ Diane J. Exter
    --------------------------------
Name: DIANE J. EXTER
Title: MANAGING DIRECTOR
       PORTFOLIO MANAGER

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:

With a Copy to:

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Sankaty Advisors, LLC, as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                     * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

Sankaty Advisors, LLC, as Collateral
Manager for Brant Point II CBO
2000-1 LTD., as Term Lender


By: /s/ Diane J. Exter
    --------------------------------
Name:  DIANE J. EXTER
Title: MANAGING DIRECTOR
       PORTFOLIO MANAGER

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:

With a Copy to:

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August
1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                   * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

Sankaty Advisors, LLC as Collateral
Manager for Castle Hill I - INGOTS, Ltd., as Term Lender


By: /s/ Diane J. Exter
    --------------------------------
Name:  DIANE J. EXTER
Title: MANAGING DIRECTOR
       PORTFOLIO MANAGER

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:

With a Copy to:

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above,

Sankaty Advisors, LLC as Collateral
Manager for Race Point CLO, Limited,
as Term Lender


By: /s/ Diane J. Exter
    --------------------------------
Name:  DIANE J. EXTER
Title: MANAGING DIRECTOR
       PORTFOLIO MANAGER

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:

With a Copy to:

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                 JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August
1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by Smoky River CDO, LP (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

Smoky River CDO, LP

By: RBC Leveraged Capital as
    Portfolio Advisor


By: /s/ Melissa Marano
    --------------------------------
Name:  Melissa Marano
Title: Partner

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:

With a Copy to:

     Acknowledged:

     By:
         ---------------------------
     Name:
     Title:

                              SMOKY RIVER CDO, L.P.
                           Administrative Details Form

Administrative Contacts (for interest, fees, paydown and rollover notices)

Original to:                    Copy to:
--------------------------------------------------------------------
JP Morgan Chase                 RBC Leveraged Capital
600 Travis Street               One Liberty Plaza
Houston, TX 77002               165 Broadway, 5th Floor
                                New York, NY 10006
--------------------------------------------------------------------
Contact: Erica Lisbon           Contact: Isabelle Pradel/Alice James
--------------------------------------------------------------------
Phone: (713)216-3599            Phone: (212) 858-8325/8351
--------------------------------------------------------------------
Fax: (713)216-6848              Fax: (212) 858-8384
--------------------------------------------------------------------
Email: Erica.Lisbon@chase.com   Email: Isabelle.Pradel@rbccm.com
                                       Alice.James@rbccm.com
--------------------------------------------------------------------

Credit Contact (for credit agreements, amendments and waivers)

Melissa Marano
Director
RBC Leveraged Capital
One Liberty Plaza
165 Broadway, 5th Floor
New York, NY 10006
Phone:(212)858-8320
Fax:(212)858-8384
Email: Melissa.Marano@rbccm.com

Signature Block

-----------------------------------------------------------------------------------------
For Primary Syndications                    For Amendments and Secondary Trades
-----------------------------------------------------------------------------------------
Smoky River CDO, L.P.,                      Smoky River CDO, L.P.,
By RBC Finance B.V. as Collateral Manager   By RBC Leveraged Capital as Portfolio Advisor


By:                                         By:
    ----------------------------------          ----------------------------------
-----------------------------------------------------------------------------------------

Payment Instructions

Chase Manhattan Bank - Texas
Houston, Texas
ABA #113000609
A/C: 00102619468
BNF Name: Wires Clearing- Asset Backed Securities
BNF Address: Chase Tower Houston, Houston, TX
FFC: Smoky River
A/C# 5503001-2001501
OBI: Erica Lisbon/[description]

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by SOMERS CDO, LTD (the "Joining Party" as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                   * * * * *

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

SOMERS CDO, LIMITED


By: /s/ Steven J. Katz
   ---------------------------------
Name: STEVEN J. KATZ
Title: SECOND VICE PRESIDENT AND
       ASSOCIATE GENERAL COUNSEL


By: MASS MUTUAL LIFE INSURANCE COMPANY
    as Collateral Manager

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address: C/o David L. Babson & Co., Inc
                1500 Main Street, Suite 2800
                Spring Field, MA 01115
                Attn: Steven J. Katz

With a Copy to:
                Mary Ann Mc Carthy
                (same address as above)

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                                                                       EXHIBIT C

                                     JOINDER

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by SUNAMERICA SENIOR FLOATING RATE FUND, INC. (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                     EXHIBIT

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

SUNAMERICA SENIOR FLOATING RATE FUND INC.

By: STANFIELD CAPITAL PARTNERS LLC, as SUBADVISOR


Name:
Title:

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address: 430 PARK AVE
                NEW YORK, NY 10022

With a Copy to:

     Acknowledged:


     By: /s/ Illegible
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1, 2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement, is executed and delivered by TCW Select Loan Fund, Limited (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

                                        TCW SELECT LOAN FUND, LIMITED

                                        By: TCW Advisors, Inc. as its
                                        Collateral Manager


                                        By: /s/ Richard F. Kurth
                                            ------------------------------------
                                        Name: RICHARD F. KURTH
                                        Title: SENIOR VICE PRESIDENT


                                        By: /s/ Jonathan Marks
                                            ------------------------------------
                                        Name: Jonathan Marks
                                        Title:

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address: Jonathan Marks

With a Copy to:

     Acknowledged:


     By:
         ---------------------------
     Name:
     Title:

                   JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

     This Joinder to the Restructuring Support Agreement, dated as of August 1,2003, by and among each member of the Company Group and the Consenting Lenders, all signatories thereto (the "Agreement"), is executed and delivered by VAN KAMPEN SENIOR LOAN FUND (the "Joining Party") as of August 1, 2003. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

     1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a "Consenting Lender" and a "Party" for all purposes under the Agreement.

     2. Representations and Warranties. With respect to the Debt set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Debt, the Joining Party hereby makes the representations and warranties of the Consenting Lenders set forth in the Agreement to each other Party to the Agreement.

     3. Notices. All notices and other communications to be delivered to the Joining Party shall be made to the addresses and facsimile numbers set forth below.

     4. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

VAN KAMPEN SENIOR LOAN FUND

By: Van Kampen Investment Advisory Corp.


/s/ Christina Jamieson
------------------------------------
Name: CHRISTINA JAMIESON
Title: VICE PRESIDENT

------------------------------------
Principal Amount of Debt Held
------------------------------------
Debt
------------------------------------

Notice Address:

Van Kampen Senior Loan Fund
One Parkview Plaza, 5th Floor
Attn: Brian Buscher
Oakbrook Terrace, IL 60181
Phone: 630-684-6283
Fax: 630-684-6740
e-mail: buschebl@vankampen.com

With a Copy to:

Kevin Cedorchuk
State Street Bank & Trust
Fax: 617-988-8970

Acknowledged:


By:
    --------------------------------
Name:
Title: